UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sound Point Meridian Capital, Inc.

(name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUND POINT MERIDIAN CAPITAL, INC.

375 Park Avenue, 34th Floor,

New York, NY 10152

November 19, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Sound Point Meridian Capital, Inc. (the “Company”) to be held on December 17, 2025, at 10:00 a.m., Eastern Time, at 375 Park Avenue, 34th Floor, New York NY 10152.

The Notice of the Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Meeting. At the Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked to elect one director of the Company and, additionally, holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, will be asked to elect one director of the Company.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Ujjaval Desai
Ujjaval Desai, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON December 17, 2025

The Proxy Statement and the Annual Report to Stockholders for the fiscal year ended March 31, 2025, are available at www.soundpointmeridiancap.com.

In addition, copies of the Company’s most recent annual and semi-annual report, including financial statements, have previously been transmitted to the Company’s stockholders. The Company will furnish to any stockholder upon request, without charge, an additional copy of the Company’s most recent annual report and semi-annual report to stockholders. Annual reports and semi-annual reports to stockholders may be obtained by writing to Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, by calling toll-free (212) 895-2293 or by visiting the Company’s website at www.soundpointmeridiancap.com.

The following information applicable to the Meeting is found in the Proxy Statement and accompanying proxy card:

●	The date, time and location of the meeting;

●	A list of the matters intended to be acted on and the recommendation of the Company’s Board of Directors regarding those matters; and

●	Any control/identification numbers that you need to access your proxy card, as applicable.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 17, 2025

SOUND POINT MERIDIAN CAPITAL, INC.

375 Park Avenue, 34th Floor

New York, NY 10152

To the Stockholders of Sound Point Meridian Capital, Inc. (the “Company”):

Notice is hereby given that an Annual Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company at 375 Park Avenue, 34th Floor, New York, NY 10152, on December 17, 2025 at 10:00 a.m., Eastern Time, for the purpose of electing two (2) directors of the Company, as outlined below and more fully described in the accompanying Proxy Statement:

1.	Mr. Ujjaval Desai, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies; and

2.	Mr. Douglas T. Healy, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies.

The Board of Directors of the Company has fixed the close of business on November 5, 2025, as the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. This Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about November 20, 2025.

By order of the Board of Directors of the Company

/s/ Andrea Sayago
Andrea Sayago
Secretary

New York, NY

November 19, 2025

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. If you have any questions regarding the proxy materials please call (212) 895-2293.

SOUND POINT MERIDIAN CAPITAL, INC.

375 Park Avenue, 34th Floor

New York, NY 10152

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 17, 2025

November 19, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each member, a “Director”) of the holders of the capital stock (the “Stockholders”) of Sound Point Meridian Capital, Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at our offices, which are located at 375 Park Avenue, 34th Floor, New York, NY 10152, on December 17, 2025, at 10:00a.m., Eastern Time. The Notice of Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Stockholders on or about November 20, 2025. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended March 31, 2025 (the “Annual Report”), was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by writing to Sound Point Meridian Capital Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, by calling (212) 895-2293 or by visiting the Company’s website at www.soundpointmeridiancap.com.

The Board has fixed the close of business on November 5, 2025, as the record date (the “Record Date”) for the determination of Stockholders entitled to receive notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Stockholders. As of the Record Date, 20,496,910 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were issued and outstanding; 2,300,000 shares of the Company’s Series A Preferred Shares due 2029, par value $0.001 per share (the “Series A Preferred Shares”) were issued and outstanding; and 2,300,000 shares of the Company’s Series B Preferred Shares Due 2030, par value $0.001 per share (the “Series B Preferred Shares” and collectively with the Series A Preferred Shares, the “Preferred Stock”), were issued and outstanding.

Stockholders of record may vote by mail by returning a properly executed proxy card or in person by attending the Meeting. Shares of Common Stock and Preferred Stock represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by a signed, written letter of revocation delivered on any business day before the date of the Meeting to the Secretary of the Company at 375 Park Avenue, 34th Floor, New York, NY 10152, (2) by properly completing and executing a later-dated proxy and returning it in time to be received before the Meeting, or (3) by attending the Meeting and voting in person. Please call (212) 895-2293 for information on how to obtain directions to attend the Meeting and vote in person.

Purpose of Meeting

At the Meeting, Stockholders will be asked to elect two (2) Directors, as outlined below:

1.	Mr. Ujjaval Desai, to be voted upon by holders of the outstanding shares of the Company’s Preferred Stock, voting separately as a single class, to serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualifies; and

2.	Mr. Douglas T. Healy, to be voted upon by holders of the outstanding shares of the Company’s Common Stock and Preferred Stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies.

Quorum

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum. Proxies that reflect abstentions will be treated as shares present for quorum purposes. In addition, shares held of record by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote, and the broker or nominee does not otherwise have discretionary power to vote on non-routine matters (“broker non-votes”) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the presiding officer of the Meeting or the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each Stockholder entitled to vote at the Meeting.

Vote Required

The Stockholders of record on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Stockholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Directors. Votes cast by proxy or in person at the Meeting will be counted by the Company’s proxy tabulation firm.

The election of a Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Therefore, the nominees who receive the highest number of votes “FOR”, up to the number of Directors to be elected, will be elected.

If you vote “WITHHOLD” with respect to a nominee, your shares will not be voted with respect to the person indicated. Such abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election. No “broker non-votes” are anticipated with respect to the proposal. However, any “broker non-votes” received will not be included in determining the number of votes cast and, as a result, will have no effect on the proposal. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

Adjournment

The Meeting may be adjourned for such periods as the presiding officer of the Meeting or the Stockholders present in person or by proxy and entitled to vote shall direct.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Company intends to use the services of SS&C GIDS, Inc., its transfer agent, and Broadridge Financial Solutions, Inc., a provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. We have requested that brokers, nominees, fiduciaries and other persons holding shares of Common Stock or Preferred Stock in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Directors or officers of the Company, officers or employees of Sound Point Meridian Management Company, LLC, our investment adviser (the “Adviser”), Sound Point Administration LLC, our administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Directors, officers or regular employees for such services.

As of the date of this Proxy Statement, the Board, the Company’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

PROPOSAL: ELECTION OF DIRECTORS

The Board is currently comprised of five (5) Directors, three (3) of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, and meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the New York Stock Exchange listing rules (the “Independent Directors”). The Board is divided into three classes with the term of only one class expiring at each annual meeting. Class I is comprised of one (1) Director. Classes II and III are each comprised of two (2) Directors.

The Governance and Nominating Committee (the “Nominating Committee”) of the Company and the Board have recommended Mr. Healy for election as a Class I Director by the Stockholders and Mr. Desai as a Class II Director. Accordingly, at the Meeting, (i) the holders of Preferred Stock, voting separately as a single class, are being asked to elect Mr. Desai as a Class II Director, and (ii) the holders of Common Stock and Preferred Stock, voting together as a single class, are being asked to elect Mr. Healy as a Class I Director, each to serve until the 2028 annual meeting of stockholders or until his respective successor is duly elected and qualifies.

Mr. Healy is currently serving as a Class I Director and has agreed to continue serving in in that class, if elected. If Mr. Healy is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Nominating Committee and the Board may select. The Board has no reason to believe that Mr. Healy will be unable or unwilling to serve.

A Stockholder can vote “FOR,” or “WITHHOLD” its vote with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Information about the Board

The business of the Company is managed under the direction of the Board. Subject to the provisions of the Company’s certificate of incorporation, its bylaws and applicable state law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Company’s officers. The Board is divided into three classes, with the term of only one class expiring at each annual meeting of the stockholders.

Class I Director. Mr. Douglas T. Healy is currently serving as a Class I Director. Mr. Healy was elected as a Director effective upon the Company’s inception, with an initial term expiring at the Meeting. If elected at the Meeting, his term would expire at the 2028 annual meeting of stockholders.

Class II Directors. Mr. Ujjaval Desai and Ms. Lana Lewin-Ross are currently serving as Class II Directors. Mr. Desai and Ms. Lewin-Ross were elected as Directors effective upon the Company’s inception, with an initial term expiring at the 2026 annual meeting of stockholders.

Class III Directors. Messrs. Stephen J. Ketchum and Matthew Forstenhausler are currently serving as Class III Directors. Mr. Ketchum was elected as a Director effective upon the Company’s inception, and Mr. Forstenhausler was appointed as a Director effective August 30, 2024. Their initial term expires at the 2027 annual meeting of stockholders.

Board Leadership Structure. Currently, the Board consists of five (5) Directors, three (3) of whom are Independent Directors and two (2) of whom are “interested persons” of the Company as defined in the 1940 Act. Each Independent Director also meets the definition of “independent director” in the corporate governance standards of the New York Stock Exchange as applicable to closed-end management investment companies. Messrs. Healy and Forstenhausler and Ms. Lewin-Ross qualify as Independent Directors. Mr. Ketchum, who serves as our Chairperson (the “Chairperson”), and Mr. Desai, who serves as our Chief Executive Officer, are interested persons of the Company. The Chairperson presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also generally acts as a liaison with our management, officers and attorneys and other Directors between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our certificate of incorporation or bylaws, or as assigned by the Board, the designation of a Director as Chairperson does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has established three standing committees to facilitate oversight of the management of the Company: the Audit Committee, the Nominating Committee and the Valuation Oversight Committee. The functions and roles of each committee are described below under the section “Board Committees and Meetings.” The membership of each committee consists of all of the Independent Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties. Interested Directors are generally permitted to attend and participate in committee meetings, as appropriate.

The Board reviews its leadership structure periodically, and the Board believes that the current leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Messrs. Ketchum and Desai provide the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

Risk Oversight. As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our Chief Compliance Officer (“CCO”). The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chairperson and the committee chairs confer among themselves, with our CCO, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Information about the Directors and Nominees

The following table provides information concerning the Directors/Director nominees.

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
Class I Director Nominees

Independent Director

Douglas T. Healy Age: 60	Class I Director and Chairperson of the Valuation Oversight Committee	Since March 19, 2024; Term expires 2025 (2028 if elected)	Senior Advisor, AGL Credit Management since July 2024, Senior Advisor to EXOS Financial LLC from 2018-2024, Principal, Sunset Ridge Advisors since 2017.	1	None.

Interested Director

Ujjaval Desai(2) Age: 53	Class II Director; Chief Executive Officer	Since inception, Class II Director Term expires 2026	Head of Structured Products and Investing of Sound Point Capital Management and Portfolio Manager for Sound Point Harbor Fund, LP since 2019, and Portfolio Manager for Sound Point CLO Fund, L.P. Fund since 2020.	1	None.

Directors Not Up for Election at the Meeting

Independent Directors

Matthew Forstenhausler Age: 66	Class III Director and Chairperson of the Audit Committee	Since August 30, 2024; Term expires 2027	Partner, Ernst & Young LLP from 1981-2019.	1	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, and Corient Registered Alternatives Fund.

Lana Lewin-Ross Age: 57	Class II Director and Chairperson of the Nominating Committee	Since March 19, 2024; Term expires 2026	Managing Director of Credit Suisse from 1997-2021.	1	None.

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
Interested Director

Stephen J. Ketchum(2) Age: 64	Class III Director and Chairperson of the Board	Since inception; Term expires 2027	Chief Investment Officer and Managing Partner of Sound Point Capital Management, L.P. (“Sound Point Capital Management”) since 2008.	1	Spectacle Bidco Holdings Inc., New York Police and Fire Widows’ and Children’s Benefit Fund, Museum of the City of New York, CitySquash.

Ujjaval Desai(3) Age: 53	Class II Director	Since inception; Term expires 2026	Head of Structured Products and Investing of Sound Point Capital Management and Portfolio Manager for Sound Point Harbor Fund, LP since 2019, and Portfolio Manager for Sound Point CLO Fund, L.P. Fund since 2020.	1	None.

(1)	The business address of each our directors is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Stephen J. Ketchum is an interested director due to his position with Sound Point Capital Management.
(3)	Ujjaval Desai is an interested director due to his position as our Chief Executive Officer and his position with Sound Point Capital Management.

None of the Directors serves, nor have they served during the last five years, on the board of directors of another company with a class of securities registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered as an investment company under the 1940 Act (including any other companies in a fund complex with us).

The following table states the dollar range of equity securities of the Company beneficially owned as of the Record Date by each Director and Director nominee.

Name of Director/Nominee	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)
Interested Directors
Stephen J. Ketchum	Over $100,000	Over $100,000
Ujjaval Desai	Over $100,000	Over $100,000

Independent Directors
Douglas T. Healy	$1 – $10,000	$1 – $10,000
Lana Lewin-Ross	1 – $10,000	$1 – $10,000
Matthew Forstenhausler	$10,001 – $50,000	$10,001 – $50,000

(1)	Securities are valued as of the Record Date.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

To the knowledge of the Company, as of the Record Date, none of the Independent Directors or their immediate family members owned securities of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation. As compensation for serving on the Board each Independent Director receives an annual fee of $125,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Directors do not currently receive any pension or retirement benefits from the Company.

Each Director who is a director, officer, partner, member or employee of the Adviser, or of any entity controlling, controlled by or under common control with the Adviser, including any Director who is an “interested person” (as such term is defined in the 1940 Act) of the Company, serves without any compensation from the Company.

The following table provides information concerning the compensation paid to the Directors during the fiscal year ended March 31, 2025.

Name of Director/Nominee	Aggregate Compensation from the Company to Director/Nominee for the Fiscal Year ended March 31, 2025(1)
Independent Directors
Douglas T. Healy	$99,588
Lana Lewin-Ross	$99,587
Matthew Forstenhausler	$73,370

Interested Directors
Stephen J. Ketchum	-
Ujjaval Desai	-

[1]	We do not maintain a pension plan for any of our directors.
[2]	The annual fee for each of Mr. Healy and Ms. Lewin-Ross is prorated and began to accrue upon the commencement of our initial public offering.
[3]	The annual fee for Mr. Forstenhausler is prorated and began to accrue upon his appointment to our Board of Directors on August 30, 2024.

Director Qualifications. Although the Nominating Committee has general criteria that guides its choice of candidates to serve as Independent Directors, there are no specific required qualifications for Board membership. See “— Board Committees and Meetings — Nominating Committee.” The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Company, were a significant factor in the determination by the Board that the individual is qualified to serve as a Director. The following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Directors as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Directors

Douglas T. Healy (Nominee). Mr. Healy has served on our board of directors since March 2024. Since July 2024, Mr. Healy has served as Senior Adviser to AGL Credit Management. From 2018 to 2024, Mr. Healy served as Senior Adviser to EXOS Financial LLC. In 2017, Mr. Healy and his wife founded Sunset Ridge Advisors, a consultancy established to advance the effective management of complex projects for global non-profits who strive to mitigate the challenges of poverty and improve access to education and healthcare in the developing world. From 2006 to 2017, Mr. Healy was a Managing Director and Key Account Manager at Credit Suisse New York, where he led the global firm-to-firm relationships with some of the bank’s largest insurance and asset management clients. Prior to joining Credit Suisse, Mr. Healy worked at AXA Investment Managers in Paris and New York from 1997 to 2006, and held a number of positions, including Head of Global Fixed Income Research, Founder and Global Head of AXA Multimanager, and Head of US Fixed Income, building and managing three asset management capabilities. From 2014 to 2016, he was also a member of the Board of Directors and Treasurer of the Africa Schoolhouse Foundation, and he also served as an independent director on the Board of Directors of Varagon Capital Partners from 2020 to 2023. Since 2011, Mr. Healy has served on the Board of Directors and as Treasurer of the Eagle Academy Foundation, a network of six innovative public schools for boys of color in New York City and Newark, NJ. He currently also serves as an independent director on the Board of Directors of American Equity Investment Life Holding Company (NYSE: AEL), a public annuity and alternative asset management firm. Mr. Healy earned his B.A. from Dartmouth College and the Chartered Financial Analyst designation in 1994.

Matthew Forstenhausler. Mr. Forstenhausler has served on our board of directors and as chairperson of the audit committee since August 2024. Previously, Mr. Forstenhausler spent 38 years with Ernst & Young LLP (“EY”), in a variety of leadership and senior audit partner roles, from July 1981 to July 2019. He served as a trusted advisor to boards, audit committees and senior management throughout his tenure with EY and has in-depth expertise working with mutual funds, exchange-traded funds (ETFs), business development companies (BDCs) and asset management companies. Mr. Forstenhausler’s experience spans accounting, finance, compliance, tax, regulatory and operations. Mr. Forstenhausler has served as an Independent Director for Corient Registered Alternatives Fund since November 2024 and is chairperson of the Audit Committee. Mr. Forstenhausler has served as an Independent Director for Wilshire Mutual Funds, Inc. since March 2023 and is chairperson of the Audit Committee. He also served as a board member of the other funds in the Wilshire funds complex since 2023. Mr. Forstenhausler served as a director of the Sierra Income Fund from 2020 to 2022. Mr. Forstenhausler received a Bachelor of Arts in Accounting from Rowan University and is a Certified Public Accountant.

Lana Lewin-Ross. Ms. Lewin has served on our board of directors and as Chairperson of the nominating committee since March 2024. Previously, Ms. Lewin was a Managing Director at Credit Suisse until 2021. During her 25-year career in Credit Suisse, she served as client relationship leader for the Private Fund Group, executing private equity fund capital raising mandates, as well as sourcing general partner-led secondary and continuation vehicle transactions. From 2011 to 2019, Ms. Lewin served as a member of the Board of Directors of Planned Parenthood of New York City (“PPNYC”) in a number of positions, including as a member of the Executive Committee, Governance Committee, and Finance Committee. During her time at PPNYC, she also served as Chair of the Finance Committee, Chair of the Endowment’s Investment Committee, and as Treasurer. Ms. Lewin earned her B.A. from University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.

Interested Directors

Stephen J. Ketchum. Mr. Ketchum is the founder and principal owner of Sound Point Capital Management. Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media & Telecom Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion-dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. He earned his B.A. from New England College magna cum laude and an M.B.A. from the Harvard Business School.

Ujjaval Desai (Nominee). Mr. Desai joined Sound Point Capital Management in 2019 and is currently Head of Structured Products Investing and a Portfolio Manager for the Sound Point Harbor Fund, LP and Sound Point CLO Fund, L.P. The Sound Point Harbor Fund, LP and the Sound Point Harbor Offshore Fund, LP are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point Harbor Master Fund, LP. The Sound Point CLO Fund, L.P. and the Sound Point CLO Fund, Ltd. are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point CLO Master Fund. Additionally, Mr. Desai serves on numerous committees of Sound Point Capital Management, including: Management, Risk, CLO Risk, Allocation, and ESG. Prior to joining Sound Point Capital Management, Mr. Desai was a Partner at Ares Management, where he was the Head of Global Structured Products & European Liquid Loans and served as a Portfolio Manager for over $6 billion of structured credit funds and CLOs. Prior to his six years at Ares, Mr. Desai was Co-Founder and Managing Partner of Indicus Advisors, a structured credit and leveraged finance asset manager, which was started in 2006 and sold to Ares in 2011. Prior to Indicus Advisors, Mr. Desai was Head of Structured Credit origination and structuring business at J.P. Morgan in London and Goldman Sachs in London and New York. Having started his career in 1996, Mr. Desai has been one of the earliest participants in the CLO markets, with significant origination, structuring and investment expertise. Mr. Desai earned a B.S., M.S., and M.Eng in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Board Committees and Meetings

The Board has established three standing committees to facilitate oversight of the management of the Company: the Audit Committee, the Nominating Committee and the Valuation Oversight Committee.

Audit Committee. The members of the Audit Committee are Messrs. Forstenhausler and Healy and Ms. Lewin-Ross, each of whom is an Independent Director. Each member of the Audit Committee is ﬁnancially literate with at least one having accounting or ﬁnancial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the independent registered public accounting ﬁrm for us, oversees the work of the independent registered public accounting ﬁrm in connection with the Company’s audit, communicates with the independent registered public accounting ﬁrm on a regular basis and provides a forum for the independent registered public accounting ﬁrm to report and discuss any matters it deems appropriate at any time. The Audit Committee is also responsible for establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments, which are considered when the Board determines in accordance with the 1940 Act the value of the Company’s investments. The Audit Committee also functions as the qualified legal compliance committee of the Company and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by the Company or any officer, director, employee or agent of the Company that has occurred, is ongoing or is about to occur. Mr. Forstenhausler currently serves as chair of the Audit Committee. A copy of the Audit Committee Charter is available on the Company’s website (www.soundpointmeridiancap.com).

Nominating Committee. The members of the Nominating Committee are Messrs. Forstenhausler and Healy and Ms. Lewin-Ross, each of whom is an Independent Director. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee periodically reviews the committee structure, oversees the conduct of an annual self-assessment of the Board and its committees and makes the ﬁnal selection and nomination of candidates to serve as Independent Directors. In addition, the Nominating Committee makes recommendations regarding the compensation of the Company’s Independent Directors for approval by the Board as there is no separate compensation committee of the Company. The Board nominates and selects the interested Directors and the officers. Ms. Lewin-Ross serves as chair of the Nominating Committee. A copy of the Nominating Committee Charter is available on the Company’s website (www.soundpointmeridiancap.com).

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Directors, the Nominating Committee will generally apply the following criteria: (1) the nominee’s qualifications for board membership and independence from the Adviser and other principal service providers; (2) the effect of any relationships delineated in the 1940 Act or other types of relationship, including, but not limited to, business, financial, or family relationships with the Adviser or other principal services providers, which might affect the nominee’s independence; (3) the nature of and time involved in a nominee’s service on other boards, and whether such service would impair the nominee’s ability to objectively and effectively serve on the Board; and (4) the potential existence of material conflicts of interest, if any. In determining a nominee’s qualifications, the Nominating Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

The nominating committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and qualifications of the Board and committee members to determine whether it may be appropriate to recommend adding or removing any directors. In the event that a vacancy arises or a change in membership is determined to be advisable, the Nominating Committee will, in addition to any Stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee may retain a consultant to assist it in a search for a qualified candidate. The Nominating Committee has adopted procedures for the selection of Independent Directors.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as Independent Directors, but the Nominating Committee will consider such factors as it may deem are in the best interests of the Company and the Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by Stockholders to serve as Independent Directors, provided that the recommending Stockholder follows the procedures for Stockholders to submit nominee candidates as set forth in the Company’s bylaws and Nominating Committee’s charter, and summarized here.

For any Stockholder recommendation for Independent Director to be included in the Company’s proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Nominating Committee. In evaluating a nominee recommended by a Stockholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the Stockholder in submitting that nomination and whether such objectives are consistent with the interests of all Stockholders. If the Board determines to include a Stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Company’s proxy card. If the Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the Stockholder has satisﬁed the requirements of Rule 14a-8, the Stockholder’s candidate will be treated as a nominee of the Stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Company’s proxy statement.

A Stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures of the Company’s bylaws. To be timely, the Stockholder’s notice must be delivered by a nationally recognized courier service or mailed by ﬁrst class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the Company addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the seventh (7th) day following the day on which public announcement of the date of such meeting is ﬁrst made. Such Stockholder’s notice to the Secretary shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company that are beneﬁcially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) under Section 14 of the Exchange Act, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class and number of shares of capital stock of the Company that are beneﬁcially owned by the Stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director. No person nominated by a Stockholder as an Independent Director shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein. An officer of the Company presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Valuation Oversight Committee. The members of the Audit Committee are Messrs. Forstenhausler and Healy and Ms. Lewin-Ross, each of whom is an Independent Director. The Board has adopted a written charter for the Audit Committee. The Valuation Oversight Committee comprises of all of the Independent Directors and is authorized to (i) assist the Board in carrying out its responsibilities with respect to fair value determinations for the Company under Rule 2a-5 of the 1940 Act and (ii) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Valuation Oversight Committee.

Meetings. The Board meets regularly, at least four times each year, to discuss and consider matters concerning the Company, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of management. During the fiscal year ended March 31, 2025, the Board held 4 meetings. The Audit Committee met in separate session 2 times, the Nominating Committee met in separate session 1 time, and the Valuation Oversight Committee did not meet in separate sessions. Each Director attended 75% or more of the aggregate number of meetings of the Board and the committees on which such Director served and that were held during the fiscal year ended March 31, 2025.

The Directors are not required to attend the Company’s annual meetings of stockholders but are encouraged to do so.

ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Directors as a group or individually. Any such communication should be sent to the Board or an individual Director c/o the Secretary of the Company at the following address: 375 Park Avenue, 34th Floor, New York, NY 10152. The Secretary may determine not to forward any letter to Directors that does not relate to the business of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Stock and Preferred Stock by each current Director (including the nominees), the Company’s officers and each person known to us to beneficially own 5% or more of the outstanding shares of Common Stock or Preferred Stock, as applicable.

	Common Stock Beneficially Owned(2)		Series A Preferred Stock Beneficially Owned(2)		Series B Preferred Stock Beneficially Owned(2)
Name and Address(1)	Number	%(3)	Number	%(3)	Number	%(3)
5% Owners
SPMC Feeder Fund LP	9,823,928	47.93	-	-	-	-
AG Asset Strategies LLC	5,280,256	25.76	-	-	-	-
Karpus Management, Inc.	-	-	435,044	18.19	1,219,655	53.03

Interested Directors
Stephen J. Ketchum	95,905	0.47	-	-	-	-
Ujjaval Desai	78,579	0.38	-	-	-	-

Independent Directors
Douglas T. Healy	500	*	-	-	-	-
Matthew Forstenhausler	1154	*	-	-	-	-
Lana Lewin-Ross	492	*	-	-	-	-

Officers
Lucas Foss	-	-	-	-	-	-
Kevin Gerlitz	6030	*	-	-	-	-
Andrea Sayago	-	-	-	-	-	-
All Directors and officers as a group (8 persons)	182,660	0.89	-	-	-	-

*	Represents less than 1.0%
(1)	The address for each officer and Director is c/o Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of Common Stock or Preferred Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.
(3)	Based on the 20,496,910 shares of Common Stock, 2,300,000 shares of Series A Preferred Stock and 2,300,000 shares of Series B Preferred Stock issued and outstanding as of the Record Date.

Information about the Officers who are Not Directors

The table below provides certain information concerning the officers of the Company who are not also Directors. Currently none of the Company’s officers is directly compensated by the Company.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office(2) and Length of Time Served	Principal Occupations(s) During the Past 5 Years
Lucas Foss Age: 48	Chief Compliance Officer	Since July 26, 2024	Deputy Chief Compliance Officer, SS&C Registered Fund Services and Vice President (2021-Present), Assistant Vice President, Regulatory Compliance Manager (2020-2021), Senior Compliance Analyst at Jennison Associates (2013-2019).

Kevin Gerlitz(3) Age: 67	Chief Financial Officer	Since March 19, 2024; term to end on December 30, 2025	Senior Adviser of Sound Point Capital Management, LP – 2025-Present; Chief Financial Officer of the Adviser (2024-2025), Chief Financial Officer of Sound Point Capital Management, LP (2008-2025).

Daniel Fabian(3)	Chief Financial Officer	Term to commence on December 31, 2025	Chief Financial Officer, of the Adviser (2025 - Present), Chief Financial Officer of Sound Point Capital Management, LP (2025-Present); CEO of Ten PM, (2021-2025), CEO of Discipline (2021-2025), CEO of Alice Amati Art Gallery (2021-2025), President and Chief Operating Officer of Alcentra (2007-2021)

Andrea Sayago(3) Age: 51	Secretary	Since March 19, 2024	Chief Compliance Officer, Associate General Counsel of the Adviser (2022-Present), Chief Compliance Officer of Cowen Investment Management, Inc. (2011-2022).

(1)	The address for each of our officers is c/o Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Each of our officers holds office at the pleasure of the Board and until their successors are chosen and qualified, or until their earlier resignation or removal.
(3)	Mr. Gerlitz, Mr. Fabian and Ms. Sayago are interested persons of the Company due to their affiliations with the Adviser and its affiliates.

Lucas Foss. Mr. Foss has served as our Chief Compliance Officer since July 2024. Mr. Foss joined SS&C ALPS in November 2017. He currently serves as Director, Fund Compliance and Governance, at SS&C Registered Fund Services and has over 23 years of experience within the fund services industry. He is the President of two series trusts that include both proprietary and non-proprietary registered funds. He also leads the Fund CCO Services group and reports to multiple boards as the funds’ CCO. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.

Kevin Gerlitz. Mr. Gerlitz has served as our Chief Financial Officer since March 2024. Mr. Gerlitz currently also serves as a Senior Advisor of Sound Point Capital Management and serves on numerous committees of Sound Point Capital Management, including Management, Strategic Planning, Compliance, Best Execution, Allocation, Conflicts, Risk, Valuation, and ESG. Prior to this role, Mr. Gerlitz served as the Chief Financial Officer of Sound Point Capital Management for 16 years. Prior to joining Sound Point Capital Management in 2008, Mr. Gerlitz served as the Chief Financial Officer and Chief Operating Officer of Raven Asset Management from 2005 to 2010, where he implemented and managed all accounting, financial reporting, operations and technology needs, resulting in an $800 million asset growth over a two- year period. Mr. Gerlitz earned his A.D. in Business Administration from State University of New York at Farmingdale.

Daniel Fabian. Mr. Fabian will be appointed the Chief Financial Officer of the Company on December 31, 2025. Mr. Fabian joined Sound Point Capital Management in 2025 and currently serves as Global Chief Financial Officer. In this capacity, he serves on the firm’s Management Committee and plays a key role on multiple operations and risk committees. Prior to joining Sound Point, Mr. Fabian spent 14 years at Alcentra, serving in a range of executive roles including President, COO, and CFO. During his tenure, he oversaw the firm’s growth from $10 billion to $45 billion in assets and led all operational functions. Additionally, Mr. Fabian served on Alcentra’s Board of Directors and chaired the Executive Management Committee. Before Alcentra, Mr. Fabian began his career at KPMG in its Financial Services Assurance group, later transitioning to the Real Estate and Debt Advisory team. Mr. Fabian holds a BSc in Digital Business from the University of Nottingham and is a Fellow of the Institute of Chartered Accountants in England and Wales (ICAEW).

Andrea Sayago. Ms. Sayago has served as our Secretary since March 2024. Ms. Sayago currently also serves as the Chief Compliance Officer and Associate General Counsel of Sound Point Capital Management. Prior to joining Sound Point in 2022, Ms. Sayago spent 17 years at Cowen Investment Management, serving as Chief Compliance Officer since 2011. At Cowen, she managed and administered a compliance program covering a broad range of public market and private investment strategies across six affiliated registered investment advisors. Ms. Sayago began her career at Debevoise & Plimpton, where she represented hedge fund sponsors in connection with the development, formation and operation of domestic and offshore hedge funds, fund of hedge funds and registered investment companies. Ms. Sayago earned a B.A. in Political Science from the University of Vermont and a J.D., magna cum laude, from New York Law School. Ms. Sayago is a member of the New York State bar.

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Adviser, located at 375 Park Avenue, 34th Floor, New York, NY 10152, manages the Company’s investments, subject to the supervision of the Board, pursuant to an investment advisory agreement (the “Advisory Agreement”) between us and the Adviser, dated May 9, 2024. The Adviser is registered as an investment adviser with the SEC. The Adviser is an affiliate of Sound Point Capital Management, which, collectively with the Adviser and certain affiliates as of March 31, 2025, had approximately $42.7 billion of total assets under management for investment, with investments in CLO securities, opportunistic credit, structured credit, specialty finance and marketplace lending, commercial real estate credit and other investments.1 The Adviser was established in May 2022 and Sound Point Capital Management was

[1]	Sound Point Capital Management assets under management (“AUM”) provided as of March 31, 2025. AUM does not include redemptions received or liquidations that may be in effect after March 31, 2025. AUM does include, where relevant, committed capital to discretionary draw-down vehicles that have not yet been drawn and entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by commercial real estate credit as of March 31, 2025, including inherited portfolios managed that were originated by another manager and assets attributable to a non-advisory client.

established in 2008. The Adviser is primarily owned by Sound Point Capital Management. Stephen Ketchum holds a controlling interest in the common equity of Sound Point Capital Management. In addition to Mr. Ketchum, certain principals of Stone Point Capital LLC, a private equity firm (“Stone Point”), a third-party permanent capital fund managed by Blue Owl GPSC Advisors LLC (“Blue Owl”), an investment adviser principally owned, through certain intermediary vehicles, by Blue Owl Capital Inc. (NYSE: OWL), and Assured Guaranty US Holdings Inc., a Delaware corporation (“AGUS”) and a wholly owned subsidiary of Assured Guaranty Ltd. (NYSE: AGO), a limited company organized under the laws of Bermuda, each holds a minority common equity interest in Sound Point Capital Management. The Adviser is ultimately governed through intermediary holding companies by the Adviser’s Board of Managers, which includes Mr. Majewski and certain principals of Stone Point. The Adviser’s Board of Managers is also responsible for governance and oversight of certain affiliates of the Adviser, including Eagle Point Credit Management LLC.

We pay the Adviser a management fee for its services under the Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee equals an annual rate of 1.75% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any, including the Series A Preferred Shares and the Series B Preferred Shares. The incentive fee is based on performance and is calculated and payable quarterly in arrears and equals 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% per quarter.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre- Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

Management fees incurred pursuant to the Advisory Agreement and payable to the Adviser for the fiscal year ended March 31, 2025, totaled approximately $6,020,455 million with respect to the base management fee and $11,215,635 with respect to the incentive fee, and an Adviser reimbursement of $630,124.

Administrator and Administration Agreement

The Administrator, located at 375 Park Avenue, 34th Floor, New York, NY 10152, furnishes the Company with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement (the “Administration Agreement”) between us and the Administrator, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to Stockholders.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Expenses and fees incurred pursuant to the Administration Agreement and payable to the Administrator for the fiscal year ended March 31, 2025, totaled approximately $386,745.

Independent Registered Public Accounting Firm

The Audit Committee and the Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company at a meeting held on May 28, 2025. PwC has served as the independent registered public accounting firm of the Company since the Company’s inception. PwC is located at 300 Madison Avenue, New York, NY 10017. The Company is not aware of any direct financial or material indirect financial interest of PwC in the Company.

Audit Committee Pre-approval Policies and Procedures. The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Company.

In addition, the Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Company. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to the Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Company), the Audit Committee receives an annual report showing the aggregate fees paid by the Service Affiliates for such services.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Company or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve non-audit services provided to the Company pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Audit Fees. The aggregate fees for professional services billed by PwC for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $89,500 for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

Audit-Related Fees. No such fees were billed during the fiscal year for audit-related services provided by PwC.

Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended March 31, 2025.

All Other Fees. The aggregate fees for products and services provided by PwC, other than the services reported in paragraphs (a) through (c), were $0 for the period beginning on June 13, 2024 (commencement of operations) and ending March 31, 2025.

The Company’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement. During the fiscal year ended March 31, 2025, all of PwC’s expenses were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC during the fiscal year ended March 31, 2025, for services rendered to the Company and the Service Affiliates, are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Company	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
March 31, 2025	$0	$0	$0

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Report of the Audit Committee

The Audit Committee of the Company oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report for the fiscal year ended March 31, 2025 (the “Annual Report”), with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the above-described March 31, 2025 audited financial statements with management and with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with PwC the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee has reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Company are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Audit Committee discussed with PwC the overall scope and plans for the audit. The Audit Committee met with PwC to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the proxy statement for the 2025 annual meeting of stockholders filed with the SEC on or about November 20, 2025, and in the Audit Committee’s charter, the Audit Committee recommended to the board of directors (the “Board”) of the Company (and the Board has approved) that the Company’s audited financial statements be included in the Annual Report as filed with the SEC.

Stockholders are reminded, however, that, as provided in the Audit Committee Charter, it is not the duty or responsibility of the Aduit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the evaluation of the Company’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Auditor, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the Auditor’s for auditing, the financial statements.

Matthew Forstenhausler, Chairman of the Audit Committee

Douglas T. Healy, Member of the Audit Committee

Lana Lewin-Ross, Member of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two (2) or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (212) 895-2293. Please direct your written requests to Andrea Sayago, Secretary, Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152.

Stockholder Proposals for the Annual Meeting for the 2026 Fiscal Year

It is currently anticipated that the Company’s next annual meeting of Stockholders after the Meeting will be held in December 2026. Proposals of Stockholders intended to be presented at that annual meeting of the Company must be received by the Company by October 30, 2026, for inclusion in the Company’s proxy statement and proxy cards relating to that meeting. The submission by a Stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws. To the extent the Company wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

Stockholders submitting any other proposals (including proposals to elect Director nominees) for the Company intended to be presented at the annual meeting for the 2026 fiscal year (i.e., other than those to be included in the Company’s proxy materials) must ensure that such proposals are received by the Company, in good order and complying with all applicable legal requirements and requirements set forth in the Company’s bylaws. The Company’s bylaws provide that any such proposal must be addressed to the attention of the Secretary and received in writing by the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Stockholder’s notice to the Secretary shall set forth (i) as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Stockholder in such business, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the 1st anniversary of the Meeting, such proposals must be received no earlier than September 1, 2026, and no later than October 30, 2026. Stockholder proposals should be addressed to the attention of Andrea Sayago, Secretary, Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152.

If a Stockholder who wishes to present a proposal fails to notify the Company as set forth above for inclusion of a proposal the Company’s proxy statement, the proxies solicited for the meeting will be voted on the Stockholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Copies of the Company’s Annual Report and most recent semi-annual report, including financial statements, have previously been mailed to Stockholders. The Company will furnish to any Stockholder upon request, without charge, an additional copy of the Company’s Annual Report and most recent semi-annual report to Stockholders. Annual Reports and semi-annual reports to Stockholders may be obtained by directing a written request to Andrea Sayago, Secretary, Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, calling toll-free (212) 895-2293 or by visiting the Company’s website at www.soundpointmeridiancap.com.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 19, 2025

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V81658-Z91571

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director **Nominee:** 01) Mr. Ujjaval Desai	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e [Joint Owners] Date SOUND POINT MERIDIAN CAPI T AL, INC. 375 P ARK A VENUE, 34TH FLOOR NEW YORK, NY 10152 Please sign exactly as your name(s) appear(s) he r eon . When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o ffice r . V81658 - Z91571 Fo r Wi thh o l d F o r All A ll Al l Except ! ! ! Th e Boa r d o f Di r ector s r ecommend s yo u vot e FO R the following: 1. Election of Dir ector Nominee: 1) M r . Ujjaval Desai T o withhol d authorit y t o vot e fo r an y individual nominee(s) , mar k “Fo r Al l Except” an d writ e the name(s) of the nominee(s) on the line belo w . To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Chec k th e appropriat e bo x o n th e prox y car d below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN T O VIE W M A TERIAL S & VO TE

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting: The P r oxy Statement and Annual Report a r e available at ww w .p r oxyvote.com. V81659 - Z91571 Sound Point Meridian Capital, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned is fu rnished in connection with the solicitation by the Boa r d of Di r ectors (the “Boa r d,” and each membe r , a “Di r ector”) o f th e holders o f th e capital stoc k (th e “Stockholders”) o f Soun d Poin t Meridia n Capital, Inc . (th e “Compan y , ” “we,” “us” or “our”) of p roxies to be voted at the 2025 Annual Meeting of Stockholders (the “Meeting”) and any adjou r nment(s) o r postponement(s ) the r eof . Th e Meeting wil l b e hel d a t ou r o ffices , which a r e locate d a t 37 5 Par k A venue , 34 t h Floo r , New Y ork, NY 10152 , on December 17 , 2025 , at 10 : 00 a . m . , Easte r n T ime . The Notice of Annual Meeting of Stockholders (th e “Notice”) , thi s P r ox y Statemen t an d th e enclose d p r ox y ca r d a r e firs t bein g sen t t o Stockholder s o n o r about November 20 , 2025 . A copy of the Company ’ s Annual Report to Stockholders for the fiscal year ended Ma r ch 31 , 2025 (th e “Annua l Report”) , wa s p r eviousl y transmitte d t o th e Stockholder s an d i s als o availabl e t o Stockholders, withou t charge , upon r equest by writing to Sound Point Meridian Capital, Inc . , 375 Park A venue, 34 th Floo r , New Y ork, NY 10152 , Attention : Investor Relations, by calling (212) 895 - 2293 or by visiting the Company ’ s website at ww w . soundpointmeridiancap . com . PLEASE SIGN AND D A TE ON THE REVERSE SIDE

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

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To vote by Mail

V81660-Z91571

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors			
Nominees:	☐	☐	☐
01) Mr. Douglas T. Healy			
02) Mr. Ujjaval Desai			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e [Joint Owners] Date SOUND POINT MERIDIAN CAPI T AL, INC. 375 P ARK A VENUE, 34TH FLOOR NEW YORK, NY 10152 Please sign exactly as your name(s) appear(s) he r eon . When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o ffice r . V81660 - Z91571 Fo r Wi thh o l d F o r All A ll Al l Except ! ! ! Th e Boa r d o f Di r ector s r ecommend s yo u vot e FO R the following: 1. Election of Dir ectors Nominees: 1) M r . Douglas T . Healy 2) M r . Ujjaval Desai T o withhol d authorit y t o vot e fo r an y individual nominee(s) , mar k “Fo r Al l Except” an d writ e the name(s) of the nominee(s) on the line belo w . To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Chec k th e appropriat e bo x o n th e prox y car d below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN T O VIE W M A TERIAL S & VO TE

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting: The P r oxy Statement and Annual Report a r e available at ww w .p r oxyvote.com. V81661 - Z91571 Sound Point Meridian Capital, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned is fu rnished in connection with the solicitation by the Boa r d of Di r ectors (the “Boa r d,” and each membe r , a “Di r ector”) o f th e holders o f th e capital stoc k (th e “Stockholders”) o f Soun d Poin t Meridia n Capital, Inc . (th e “Compan y , ” “we,” “us” or “our”) of p roxies to be voted at the 2025 Annual Meeting of Stockholders (the “Meeting”) and any adjou r nment(s) o r postponement(s ) the r eof . Th e Meeting wil l b e hel d a t ou r o ffices , which a r e locate d a t 37 5 Par k A venue , 34 t h Floo r , New Y ork, NY 10152 , on December 17 , 2025 , at 10 : 00 a . m . , Easte r n T ime . The Notice of Annual Meeting of Stockholders (th e “Notice”) , thi s P r ox y Statemen t an d th e enclose d p r ox y ca r d a r e firs t bein g sen t t o Stockholder s o n o r about November 20 , 2025 . A copy of the Company ’ s Annual Report to Stockholders for the fiscal year ended Ma r ch 31 , 2025 (th e “Annua l Report”) , wa s p r eviousl y transmitte d t o th e Stockholder s an d i s als o availabl e t o Stockholders, withou t charge , upon r equest by writing to Sound Point Meridian Capital, Inc . , 375 Park A venue, 34 th Floo r , New Y ork, NY 10152 , Attention : Investor Relations, by calling (212) 895 - 2293 or by visiting the Company ’ s website at ww w . soundpointmeridiancap . com . PLEASE SIGN AND D A TE ON THE REVERSE SIDE